UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2013

NEUTRAL TANDEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 5, 2013, Neutral Tandem, Inc. d/b/a Inteliquent (the “Company”) entered into a new $15 million revolving credit agreement by and among the Company, Bank of Montreal, as Administrative Agent, and the guarantors and lenders from time to time a party thereto (the “Credit Agreement”). The Credit Agreement has a term of 3 years. Capitalized terms used but not defined in this Item 1.01 have the meanings ascribed to them in the Credit Agreement. Proceeds from this revolving credit facility may be used to finance general corporate purposes, including working capital and other legal and proper purposes.

The Company’s obligations under the Credit Agreement are guaranteed by the Company’s existing and future domestic subsidiaries, subject to certain limitations. The Credit Agreement contains negative and affirmative covenants and events of default customary for credit facilities of this type.

On March 7, 2013, the Company issued a press release announcing that it had entered into the Credit Agreement. The portion of the press release regarding the Credit Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description of the Credit Agreement is not complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On March 7, 2013, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended December 31, 2012. The portion of the press release regarding this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including the applicable portion of the press release attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion of the Credit Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Credit Agreement, dated as of March 5, 2013, by and among the Company, Bank of Montreal and the guarantors and lenders from time to time party thereto.

99.1	Press release issued March 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRAL TANDEM, INC.

/s/ David Zwick
Date: March 7, 2013	Name: David Zwick
Title: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated as of March 5, 2013, by and among the Company, Bank of Montreal and the guarantors and lenders from time to time party thereto.

99.1	Press release issued March 7, 2013.